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                    CONSULTING GROUP CAPITAL MARKETS FUNDS

  Supplement dated April 17, 2003 to the Statement of Additional Information
                            dated December 27, 2002

   The following information replaces and supersedes certain information set forth in the section entitled "Net Asset Value" in the Statement of Additional Information of the fund:

   Portfolio securities listed on the NASDAQ National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price on that day, at the last sale price.

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